                                                                    Exhibit 10.1

                                       O'Sullivan Industries Holdings, Inc.

                                       2004 Class A Common Stock Option Plan

                                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                                       2004 CLASS A COMMON STOCK OPTION PLAN

                                                     ARTICLE I

                                                  Purpose of Plan

                      The 2004 Class A Common Stock Option Plan (the "Plan") of O'Sullivan Industries
Holdings, Inc., a Delaware corporation (the "Company"), adopted by the Board of Directors effective
November 12, 2004, is intended to advance the best interests of the Company by providing executives and other key employees of the Company or any Subsidiary who have substantial responsibility for the management and growth of the Company or any Subsidiary with additional incentives by allowing such employees to acquire an ownership interest in the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "Securities Act") and, unless and until the Common Stock is publicly traded, the issuance of options and Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.

                                                    ARTICLE II

                                                    Definitions

                         For purposes of the Plan the following terms have the indicated meanings:

                         "Board" means the Board of Directors of the Company.

                         "Common Stock" means the Class A Common Stock, par value $0.01 per share, of the
Company.

                         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                    "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of not fewer than two directors as appointed from time to time by the Board.

                 "Fair Market Value" per share on any given date means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such stock may at the time be listed, or, if there have been no sales of Common Stock on any such exchange on any day, the average of the highest bid and lowest asked prices for such stock on all such exchanges at the end of such day, or, if on any day such stock is not so listed, the average of the representative bid and asked prices quoted for such stock on the Nasdaq National Market System as of 4:00 P.M., New
York time, or, if on any day such stock is not quoted on the Nasdaq National Market System, the average of the highest bid and lowest asked prices for such stock on such day in the domestic over-
the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed or quoted, the Fair Market
Value per share shall be the fair market value of the Common Stock determined by the Board in good faith, giving effect to the preferences and priorities set forth in the Company's Certificate of
Incorporation (as amended from time to time) with respect to other series or classes of the
Company's capital stock, and also based on such other factors as the members thereof in the exercise of their business judgment, consider relevant.

                   "Option Shares" shall mean (i) all shares of Common Stock issued or issuable upon the exercise of an Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, exchange, consolidation, reclassification or recapitalization or other reorganization affecting the Common Stock. Unless provided otherwise herein or in the Participant's
Option Agreement, Option Shares will continue to be Option Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Option Shares hereunder.

                  "Options" has the meaning set forth in Article IV.

                  "Participant" means any executive or other key employee of the Company or any Subsidiary who has been selected to participate in the Plan by the Committee or the Board, as the case may be.

                 "Sale of the Company" means a merger or consolidation effecting a change in control of the
Company, a sale of all or substantially all of the assets of the Company or a sale of a majority of the outstanding voting securities of the Company effecting a change in control of the Company.

                  "Securities Act" has the meaning ascribed thereto in Article 1 hereof.

                  "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of the Company.

                  "Tax Date" means the date on which any taxable income resulting from the exercise of an
Option is determined under applicable federal income tax law.

                  "Termination Date" shall mean the date upon which such Participant's employment with the
Company and the Subsidiaries terminated.

                                                    ARTICLE III

                                                  Administration

                  The Plan shall be administered by the Committee; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to Section 16 of the Exchange Act (or any successor provision).
References to the Committee hereunder shall include the Board where appropriate. The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan, and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company.
The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                                    ARTICLE IV

                                          Limitation on Aggregate Shares

                     The number of shares of Common Stock with respect to which stock purchase options
("Options") may be granted under the Plan shall not exceed, in the aggregate, 93,182 shares, subject to adjustment in accordance with Section 6.4. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                                     ARTICLE V

                                                      Awards

         5.1        Grant of Options. The Committee may grant Options to Participants in accordance with this Article V. Options granted under this Plan may be "nonqualified" stock options or
"incentive stock options" within the meaning of Section 422 of the Code or any successor provision as specified by the Committee; provided, that no incentive stock option may be granted to any Person who, at the time an Option is granted, owns stock of the company possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percent Holder") except subject to the limitations set forth in Sections 5.2, 5.3, 5.6 and 5.7 below and such other statutory requirements as the Committee determines may be applicable.

         5.2       Exercise Procedure. Options shall be exercisable, to the extent they are vested, by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds),
(ii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below (to the extent permitted by the Company's material agreements for indebtedness for borrowed money), (iii) by a reduction in the number of Option Shares to be delivered to the Participant pursuant to such exercise of Options by the number of Option Shares, the Fair Market Value of which is equal to the option exercise price that would otherwise be payable by the Participant in connection with such exercise or (iv) in a combination of the foregoing.

         5.3       Exchange of Previously Acquired Stock. At the discretion of the Committee, exercised at the time of grant, the exercise price for the shares being acquired upon the exercise of an Option may be paid, in full or in part, by the delivery to the Company of Common Stock (to the extent permitted by the Company's material agreements for indebtedness for borrowed money). Any
           Common Stock so delivered shall be treated as the payment of cash equal to the aggregate Fair
                            Market Value on the date of delivery of such Common Stock.

         5.4      Withholding Tax Requirements.

                  (a)     Amount of Withholding. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding
Amount") shall be determined by a financial or other appropriate officer of the Company, and the
Participant shall furnish such information and make such representations as such officer requires to make such determination.

                  (b)     Withholding Procedure. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the
Withholding Amount, and the Participant shall pay to the Company an amount not less than the
Withholding Amount. In lieu of making such payment, the Participant may elect to pay the
Withholding Amount by either (i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding
Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock, otherwise issuable upon the exercise of an Option, having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount.
Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the
Company determines that no withholding tax is required with respect to the exercise of any Option, but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld.

         5.5       Notification of Inquiries and Agreements. Each Participant and each Permitted
Transferee shall notify the Company in writing within 10 days after the date such Participant or
Permitted Transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted under this
Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such
Participant by the Company, or (B) if no such Form was received, any amount; and/or (iii) exercises, sells, disposes of, or otherwise transfers an Option acquired pursuant to this Plan. Upon request, a
Participant or Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion)
requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

         5.6       Conditions and Limitations on Exercise. At the discretion of the Committee, exercised at or subsequent to the time of grant, Options may vest, in one or more installments, upon
(i) the fulfilment of certain conditions, (ii) the passage of a specified period of time, and/or (iii) the achievement by the Company or any Subsidiary of certain performance goals.

                  (a)       Normal Vesting. Unless the Committee specified otherwise in an Option grant or an Option Agreement, an Option shall fully vest and become exercisable with respect to all of the Option Shares that are subject to such Option on the earlier of (i) the day before the Option’s expiration date and (ii) the seventh (7th) anniversary of the date of the grant (such date being the
“Vesting Date”), if and only if the holder thereof was continuously employed by the Company from the date on which such Option was granted through the date on which such Option vests.
Notwithstanding the foregoing, unless the Committee specifies otherwise, an Option shall vest and become exercisable with respect to 20% of the Option Shares that are subject to such Option
(rounded to the nearest whole share) upon the issuance of the Company's audited financial statements for each of the first five fiscal years of the Company following the date of grant, if and only if (i) as of the end of each such fiscal year the Company achieves certain financial performance targets (or such other performance target) which will be specified in each Option Agreement (the "Performance
Target") and (ii) the holder of such Option has been continuously employed by the Company from the date on which such Option was granted through the date on which such financial statements are issued. If the Company has not achieved its Performance Target with respect to any of the years described above, then no portion of the Option shall vest and become exercisable for any such year;
provided, however, that if the Company achieves its Performance Target as of the end of a subsequent fiscal year (up to and including the fifth fiscal year end of the Company following the date of the grant), then the Option shall vest and become exercisable with respect to all of the Option
Shares that are subject to such Option (rounded to the nearest whole share) for each such prior year or years upon the issuance of the Company's audited financial statements for such subsequent fiscal year, so long as the holder thereof has been continuously employed by the Company from the date on which such Option was granted through the end of such subsequent fiscal year. In addition,
Options (i) shall be subject to milestone vesting in accordance with the provisions of Section 5(b)
and (ii) shall vest on an accelerated basis as the Committee may determine and specify in any Option
Agreement.

                  (b)       Sale of the Company. In the event of a Sale of the Company, all unvested
Options shall become immediately vested. All Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date (the "Designated Date") or all such Options shall thereafter represent only the right to receive the excess of the consideration per share of
Common Stock offered in such Sale of the Company over the exercise price of such Options. The
Company shall give all Participants notice of an impending Sale of the Company at least 15 days prior to the date of such Sale of the Company or the Designated Date, whichever is earlier.

         5.7                                           Expiration of Options.

                  (a)       Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

                  (b)       Early Expiration upon Termination of Employment. Unless the Committee specifies otherwise in an Option grant or an Option Agreement, any part of any Option that was not vested on a Participant’s Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised on the thirtieth (30th) day (one year if termination is caused by the
Participant’s death or disability) following the Termination Date, but in no event after the stated date of expiration thereof.

         5.8     Stockholders Agreement. It shall be a condition of the exercise of any Option that the Participant exercising the Option shall become a party to the Stockholders Agreement, dated as of November 30, 1999, by and among the Company and certain of its stockholders (the
“Stockholders Agreement”), and the Option Shares shall be deemed Stockholder Shares for all purposes of the Stockholders Agreement; provided, that if the Stockholders Agreement has terminated by its terms, the provisions of this Section 5.8 shall no longer apply.

                                                    ARTICLE VI

                                                General Provisions

         6.1               Written Agreement. Each Option granted hereunder shall be embodied in a written agreement (the "Option Agreement") which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein. For the avoidance of doubt, in the event there is a conflict between the terms and conditions in any Option Agreement and the terms and conditions in this Plan, the terms and conditions set forth in this Plan shall control.

         6.2                  Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to
Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval, which listing, registration, qualification, consent or approval the Company hereby undertakes to use commercially reasonable efforts to obtain. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

         6.3             Options Not Transferrable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or, if such Participant is incapacitated, by such
Participant's legal guardian or legal representative). In the event of the death of a Participant,
Options which are not vested on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such
Participant's rights under the Options will pass by will or the laws of descent and distribution.

         6.4             Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the
Committee may, in order to prevent the dilution or enlargement of rights under the Plan or outstanding Options, adjust (i) the number and type of shares as to which options may be granted under the Plan, (ii) the number and type of shares covered by outstanding Options, (iii) the exercise prices specified therein and (iv) other provisions of this Plan which specify a number of shares, all as such Board or Committee determines to be appropriate and equitable.

         6.5            Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time
(with or without cause), or confer upon any Participant any right to continue in the employ of the
Company or any Subsidiary for any period of time or to continue to receive such Participant's current
(or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

         6.6                Amendment, Suspension and Termination of Plan. The Board or the Committee may
suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding
Options without the consent of the Participants affected thereby, except as provided in Section 6.7.
No Options shall be granted hereunder after the tenth anniversary of the earlier of the adoption of the Plan or its approval by the Company's shareholders.

         6.7                   Amendment of Outstanding Options. The Committee may amend or modify any
Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided, that except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

         6.8            Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against (i) all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and (ii)
all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, that any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.8 only if such member (1) acted in good faith and in a manner that such member reasonably believed to be in, and not opposed to, the best interests of the Company, and (2) with respect to any criminal action or proceeding, (A) had no reasonable cause to believe that such conduct was unlawful, and (B) upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

         6.9              Restricted Securities. All Common Stock issued pursuant to the terms of this Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated by the
Securities and Exchange Commission pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

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